DEFERRED COMPENSATION CONTRACT





   AGREEMENT entered into as of September 15, 1994, between THE

PERKIN-ELMER CORPORATION, a New York corporation having its

principal place of business at Norwalk, Connecticut (hereinafter referred to as the "Company") and Dr. Michael W. Hunkapiller, of

1333 Pebble Drive, San Carlos, CA  94070 (hereinafter referred to as the "Employee").

   WHEREAS, the Employee has rendered valuable service to the

Company, and it is regarded as essential by the Company that it shall have the benefit of his services during future years, and

   WHEREAS, it is the desire of the Company to assist the

Employee in providing for the contingencies of death and old age dependency, and

   WHEREAS, it appears desirable to provide for retirement at an age prior to the current normal retirement age of 65 years in appropriate cases so as to facilitate an orderly succession in senior management positions of the Company.

NOW, THEREFORE, it is hereby mutually agreed as follows:

     (1)  Should the Employee still be in the employ of the

Company at age 65, the Company (beginning on a date to be

determined by the Company but within 6 months from the Employee's retirement date) will pay him $25,000 each year for a continuous period of 10 years.  Payment of this amount shall be made in quarterly installments on the first day of the fiscal quarters of the Company.

     Should the Employee be in the employ of the Company at age

65 and thereafter die before the entire said 10 annual payments have been paid, the unpaid balance of the 10 annual payments will continue to be paid by the Company to that person designated by the Employee in a written notice of election as the Employee's beneficiary hereunder (hereinafter referred to as the

"Beneficiary").  The Employee may change such designation at any time by giving the Company written notice of such intent; and

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such change shall become effective only upon being received and acknowledged by the Company.

     If the Beneficiary shall die after receiving benefits under this Agreement and further payments are payable, such further payments shall be paid to the estate of the Beneficiary.  If the

Employee shall survive the Beneficiary without designating

another Beneficiary, any payments hereunder shall be paid to the estate of the Employee.

     The Employee may elect in writing at any time prior to his normal retirement date one of the following optional forms of payment in lieu of the normal form of payment set forth above,

with the annual value of such optional form of payment being actuarially reduced from such normal form of payment; provided,

however, that such optional forms of payment are not available to an Employee in the event he dies or terminates his employment and is covered by Paragraphs (2), (4), (5), or (6) of this Agreement:

     Option 1.  Reduced annual payments payable during his life with the provision that if he shall not survive a period of ten years, such reduced annual payments shall continue to be paid after the death of the Employee and during the

     remainder of such ten-year period to the Beneficiary.

     Option 2.  Reduced annual payments payable during his life,

     with the provision that after his death such reduced annual payments shall continue during the life of, and shall be

     paid to the Beneficiary (provided the Beneficiary survives the Employee).

     Option 3.  Reduced annual payments payable during his life,

     with the provision that after his death annual payments

     equal to 50% of such reduced annual payments shall continue during the life of, and shall be paid to, the Beneficiary

     (provided the Beneficiary survives the Employee).

     Option 4.  Reduced annual payments payable to the Employee during his life.

     Notwithstanding any contrary provisions herein, the Employee may not change his Beneficiary in Options 2 and 3, above, after the Employee has begun to receive payments hereunder.

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     (2)  Should the Employee die before age 65 while in the

employ of the Company, the Company (beginning on a date to be determined by the Company but within 6 months from the date of death) will pay the Beneficiary $25,000 each year for a

continuous period of 10 years.  Payment of this amount shall be made in quarterly installments on the first day of the fiscal quarters of the Company.

     (3)  If the Employee shall retire on or after age 60 and

before age 65, with the written consent or at the request of the

Company, payments will be made by the Company in the amount and in the manner provided in Paragraph (1) to commence within 6 months of the date of retirement.

     (4)  Should the Employee's employment be terminated at any time after the date hereof and prior to his attaining age 60,

with the written consent or by the act of the Company, the

Company will make payments in the manner provided in Paragraph

(1) to commence when the Employee attains age 60 or the date of his prior death in an amount determined by multiplying the

benefit set forth in Paragraph (1) by a fraction, the numerator of which shall be the number of whole months or major part

thereof from the date hereof to the date of termination of

employment, and the denominator of which shall be the number of whole months or major part thereof from the date hereof to the date he attains age 60.

     (5)  Unless the Company shall consent in writing, the

Employee, if his employment be terminated other than by death or disability or as provided in Paragraphs (3) or (4) prior to his attaining age 65, shall forfeit all right to benefits hereunder and the Company shall have no liability for any payment to the

Employee or the Beneficiary.  Notwithstanding any other provision of this Agreement, if within three years of a Change in Control the employment of the Employee is terminated by the Employee for

Good Reason or by the Company without Cause, then the Company will pay Employee the amount referred to in Paragraph (1) of this

Agreement within 60 days of such termination of employment.  For purposes hereof:

  (a) A "Change in Control" shall have occurred if (i) any

      "person" within the meaning of Section 14 (d) of the

      Securities Exchange Act of 1934 becomes the "beneficial

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      owner" as defined in Rule 13d-3 thereunder, directly or

      indirectly, of more than 25% of the Company's Common Stock,

      (ii) any "person" acquires by proxy or otherwise, other

      than pursuant to solicitations by the Incumbent Board (as

      hereinafter defined), the right to vote more than 35% of

      the Company's Common Stock for the election of directors,

      for any merger or consolidation of the Company or for any

      other matter or question, (iii) during any two-year period,

      individuals who constitute the Board of Directors of the

      Company (the "Incumbent Board") as of the beginning of the period cease for any reason to constitute at least a

      majority thereof, provided that any person becoming a

      director during such period whose election or nomination

      for election by the Company's stockholders was approved by a vote of at least three-quarters of the Incumbent Board

      (either by a specific vote or by approval of the proxy

      statement of the Company in which such person is named as a nominee for director without objection to such nomination)

      shall be, for purposes of this clause (iii), considered as though such person were a member of the Incumbent Board, or

      (iv) the Company's Stockholders approve the sale of all or substantially all of the assets of the Company.

  (b) Termination by the Company of the employment of the

      Employee for "Cause" shall mean termination upon (i) the

      willful and continued failure by the Employee to perform

      substantially his duties with the Company, (other than any such failure resulting from the Employee's incapacity due

      to physical or mental illness) after a demand for

      substantial performance is delivered to the employee by

      the Chairman of the Board or President of the Company

      which specifically identifies the manner in which such

      executive believes that the Employee has not substantially performed his duties, or (ii) the willful engaging by the

      Employee in illegal conduct which is materially and

      demonstrably injurious to the Company.  For purposes of

      this subparagraph (b), no act or failure to act on the

      part of the Employee shall be considered "willful" unless

      done, or omitted to be done, by the Employee in bad faith

      and without reasonable belief that the Employee's action

      or omission was in, or not opposed to, the best interests

      of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the

      Company shall conclusively presumed to be done, or omitted to be done, by the Employee in good faith and in the best

      interests of the Company.  Notwithstanding the foregoing,

      the Employee shall not be deemed to have been  terminated

      for Cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by

      the affirmative vote of not less than three-quarters of

      the entire membership of the Board at a meeting of the

      Board called and held for that purpose (after reasonable

      notice to the employee and an opportunity for him,

      together with his counsel, to be heard before the Board),

      finding that in the good faith opinion of the Board the

      Employee was guilty of the conduct set forth in sections

      (i) or (ii) of this subparagraph (b) and specifying the

      particulars thereof in detail.

  (c) Termination by the employee of employment for "Good

      Reason" shall mean termination based on:

      (i) an adverse change in the status of the Employee (other than any such change primary attributable to the fact

          that the Company may no longer be publicly owned) or

          the Employee's position(s) as an officer of the Company

          as in effect immediately prior to the Change in

          Control, or the assignment to the Employee of any

          duties or responsibilities which, in his reasonable

          judgement, are inconsistent with such status or

          position(s), or any removal of the Employee from, or

          any failure to reappoint or reelect him to, such

          position(s) (except in connection with the termination

          of the Employee's employment for Cause, total

          disability, or retirement on or after attaining age 65

          or as a result of death or by the Employee other than

          for Good Reason);

      (ii)     a reduction by the Company in the Employee's base

          salary as in effect immediately prior to the Change in

          Control;


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



      (iii)   A material reduction in the Employee's total

          annual compensation; a reduction for any year of over

          10% of total compensation measured by the preceding

          year without a substantially similar reduction to other

          executives shall be considered "material"; provided,

          however, the failure of the Company to adopt or renew a

          stock option plan or to grant stock options to the

          Employee shall not be considered a reduction; and

      (iv)     the Company's requiring the employee to be more

          than fifty miles from Norwalk, Connecticut, except for

          required travel on the Company's business to an extent

          substantially consistent with the business travel

          obligations which he undertook on behalf of the Company

          prior to the Change in Control.

     (6)  In the event the Employee shall become disabled so that he is unable to perform his duties as an employee and so that he is entitled to benefits under a long range disability insurance program made available by the Company, or so that he would have been eligible for such benefits had he elected to insure himself thereunder, the Company will make payments as provided in

Paragraph (1) above to commence at age 65.  In the event the

Employee should die at any time after becoming disabled and

before attaining age 65, payments as provided in this Paragraph

(6) will be made to the Beneficiary commencing as of the date of the Employee's death.

     (7)  The Company has or may procure a policy or policies of life insurance upon the life of the Employee to aid it in meeting its obligations under this Agreement.  It is understood, however,

that such policy or policies held by the Company and the proceeds therefrom shall be treated as the general assets of the Company;

that they shall in no way represent any vested, secured, or

preferred interest of the Employee or his beneficiaries under this Agreement; and that the Company shall be under no obligation either to procure or to continue life insurance in force upon the life of the Employee.

     The employee hereby agrees that he already has or will

submit to a physical examination and answer truthfully and

completely without mental reservation or concealment any question or request for information by any insurance company in connection with the issuance of any policy procured by the Company under

                             -6-

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this Paragraph. (7).  In the event the Employee fails to do so or in the event the Employee dies by suicide, and the liability of the insurer under such policy is restricted as a result of such failure or suicide, then the Company shall thereby be released from all of its obligations under Paragraph (2) above.

     (8)  If the Company shall procure any policy or policies of life insurance in accordance with Paragraph (7) above and shall have the option of including in any such policy an accidental death or so-called "double indemnity" provision, the Company will so advise the Employee and, if the Employee requests and agrees to pay any additional premium resulting therefrom, will include in the policy such accidental death or double indemnity

provisions as may be available and will further provide or cause to be provided that any benefit payable under or by reason of such provisions shall be paid as a death benefit to the

beneficiary designated by the Employee hereunder; provided that in the event the Employee shall cease to pay such additional premium the Company may cancel any accidental death or double indemnity provision; and further provided that the inclusion of such a provision shall in no way affect the Company's right to cancel or otherwise dispose of the policy, even though such

action may have the effect of terminating such provision.

     (9)  If during a period of 10 years from the termination of his employment with the Company the Employee shall: engage in a business competitive with any business activity engaged in by the

Company at any time while he was employed; enter into the service of any organization so engaged in such business (or any

subsidiary or affiliate of such an organization); or personally engage in or enter the service of any organization that is

engaged in consulting work or research or development or

engineering activities for any organization so engaged in such business (or any subsidiary or affiliate of such an

organization), then any liability of the Company to make any further payments hereunder shall cease.  The investment of funds by the Employee in securities of a corporation listed on a

recognized stock exchange shall not be considered to be a breach of this Paragraph.

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     (10)  The Company may in its sole discretion grant the

Employee a leave of absence for a period not to exceed one year during which time the Employee will be considered to be still in the employ of the Company for the purposes of this Agreement.

     (11)  The Company in its sole discretion and without the

consent of the Employee, his estate, his beneficiaries, or any other person claiming through or under him, may commute any

payments which are due hereunder at the rate of 4% per annum to a lump sum and pay such lump sum to the Employee or to the

beneficiary or beneficiaries entitled to receive payment at the date of commutation, and such payment shall be a full discharge of the Company's liabilities hereunder.  The Company may also in its sole discretion and without the consent of any other person accelerate the payment of any of the sums payable hereunder.

     (12)  The right to receive payments under this Agreement

shall not be assignable or subject to anticipation, nor shall such right be subject to garnishment, attachment, or any other legal process of creditors of the Employee or of any person or persons designated as beneficiaries hereunder except to the

extent that this provision may be contrary to law.

     (13)  This Agreement creates no rights in the Employee to

continue in the employ of the Company for any length of time nor does it create any rights in the Employee or obligations on the part of the Company other than those set forth herein.

     (14)  If the Company, or any corporation surviving or

resulting from any merger or consolidation to which the Company may be a party or to which substantially all the assets of the

Company shall be sold or otherwise transferred, shall at any time be merged or consolidated with or into any other corporation or corporations or shall otherwise transfer substantially all its assets to another corporation, the terms and provisions of this

Agreement shall be binding upon and inure to the benefit of the corporation surviving or resulting from such merger or

consolidation or to which such assets shall be so sold or

otherwise transferred.  Except as herein provided, this Agreement shall not be assignable by the Company or the Employee.

     This Agreement is solely between the Company and the

Employee.  The Employee and his beneficiaries shall have recourse only against the Company for enforcement, and the Agreement shall

                             -8-

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be binding upon the beneficiaries, heirs, executors, and

administrators of the Employee and upon the successors and

assigns of the Company.

     (15)  This Agreement has been made, executed, and delivered in the State of Connecticut; and shall be governed in accordance with the laws thereof.



   IN WITNESS WHEREOF, the parties hereto have set their hands and affixed the seal of the Corporation as of the date first written above.



                              THE PERKIN-ELMER CORPORATION


                              By:  /s/ G. N. Kelley
                                 Gaynor N. Kelley
                                 Chairman and Chief Executive
                                 Officer
ATTEST:


By:  /s/ W. B. Sawch
   William B. Sawch
   Vice President
   General Counsel & Secretary
                              ACCEPTED AND AGREED:

                              By:  /s/ Michael W. Hunkapiller
                                 Dr. Michael W. Hunkapiller

                             -9-